EXHIBIT 32.2


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Glen Macdonald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Shepard Inc., for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Shepard Inc.

Date:  March 29, 2006


                                           /s/ Glen Macdonald
                                               -----------------------------
                                               Glen Macdonald
                                               Secretary, Treasurer and
                                               Director
                                               (Principal Financial Officer
                                          	and
                                                Principal Accounting Officer)